Exhibit h(iv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                   Schedule A

                   PRINCIPAL SHAREHOLDER SERVICER'S AGREEMENT



Effective Date:
                               Federated American Leaders Fund, Inc.
10/24/97                            Class B Shares

                               Federated Equity Funds
                                    Federated Aggressive Growth Fund
10/24/97                            Class B Shares

                                    Federated Capital Appreciation Fund
10/24/97                            Class B Shares

                                    Federated Communications Technology Fund
9/1/99                              Class B Shares

                                    Federated Growth Strategies Fund
10/24/97                            Class B Shares

                                    Federated Large Cap Growth Fund
12/1/98                             Class B Shares

                                    Federated Small Cap Strategies Fund
10/24/97                            Class B Shares

                               Federated Equity Income Fund, Inc.
10/24/97                            Class B Shares

                             Federated Fund for U.S. Government Securities, Inc.
10/24/97                            Class B Shares

                               Federated Government Income Securities, Inc.
10/24/97                            Class B Shares

                               Federated High Income Bond Fund, Inc.
10/24/97                            Class B Shares

                               Federated Municipal Opportunities Fund, Inc.
10/24/97                            Class B Shares

                               Federated Municipal Securities Fund, Inc.
10/24/97                            Class B Shares

                               Federated Stock and Bond Fund, Inc.
10/24/97                            Class B Shares

                               Federated Utility Fund, Inc.
10/24/97                            Class B Shares

                               Fixed Income Securities, Inc.
                                    Federated Strategic Income Fund
10/24/97                            Class B Shares

                               International Series, Inc.
                                    Federated International Equity Fund
10/24/97                            Class B Shares

                                    Federated International Income Fund
10/24/97                            Class B Shares

                               Investment Series Funds, Inc.
                                    Federated Bond Fund
10/24/97                            Class B Shares

                               Money Market Obligations Trust
                                    Liberty U.S. Government Money Market Trust
9/1/99                              Class B Shares

                               Municipal Securities Income Trust
                                    Federated California Municipal Income Fund
12/1/97                             Class B Shares

                                    Federated Pennsylvania Municipal Income Fund
10/24/97                            Class B Shares

                               World Investment Series, Inc.
                                    Federated World Utility Fund
10/24/97                            Class B Shares

                                    Federated Asia Pacific Growth Fund
10/24/97                            Class B Shares

                                    Federated Emerging Markets Fund
10/24/97                            Class B Shares

                                    Federated European Growth Fund
10/24/97                            Class B Shares

                                    Federated Global Equity Income Fund
12/1/97                             Class B Shares

                                    Federated Global Financial Services Fund
6/1/98                              Class B Shares

                                    Federated International Growth Fund
10/24/97                            Class B Shares

                                    Federated International High Income Fund
10/24/97                            Class B Shares

                                    Federated International Small Company Fund
10/24/97                            Class B Shares

                                    Federated Latin American Growth Fund
10/24/97                            Class B Shares